ABSOLUTE CONVERTIBLE ARBITRAGE FUND (the “Fund”)

Supplement dated June 26, 2020 to the Prospectus dated August 1, 2019, as supplemented

In March 2020, Absolute Investment Advisers LLC (“Absolute”), the investment adviser to the Fund, advised the Board of Trustees (“Board”) of Forum Funds (“Trust”) that Absolute was considering redeeming the interests of two of its managing members who were no longer engaged in the day-to-day operation of Absolute (the “Transaction”) and that such Transaction, upon its completion, was expected to result in a change in control of Absolute which, as a result, would cause the assignment and automatic termination of the current investment advisory agreement between the Trust and Absolute.

In anticipation of the change in control of Absolute, and to provide for continuity of management, on June 23, 2020, the Board approved the termination of the current advisory agreement, effective immediately prior to the closing of the Transaction (“Effective Date”), and appointed Absolute as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust and Absolute (the “Interim Agreement”).  The Interim Agreement will remain in effect until the earlier of (i) 150 days from the Effective Date, and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

At its meeting on June 23, 2020, the Board also approved a new investment advisory agreement between the Trust and Absolute (the “New Agreement”) and determined to submit the New Agreement to the Fund’s shareholders for their approval. The New Agreement will replace the Interim Agreement if the shareholders approve the New Agreement at the special meeting of shareholders scheduled to take place on or about September 25, 2020.

Recognizing that the current investment subadvisory agreement between Absolute and Mohican Financial Management, LLC (“Mohican”), the Fund’s sub-adviser, terminated concurrent with the termination of the current investment advisory agreement, the Board also took steps to ensure that Mohican could continue to serve as a sub-adviser with respect to the Fund during the terms of the Interim Agreement and New Agreement. More specifically, the Board approved interim and new investment sub-advisory agreements (“New Sub-Advisory Agreements”) between Absolute and Mohican with respect to the Fund.  The terms of the New Sub-Advisory Agreements are substantially the same as those of the current subadvisory agreement.  Furthermore, the sub-advisory fee rate payable by Absolute to Mohican under the New Sub-Advisory Agreements is the same as the rate paid by Absolute to Mohican under the current subadvisory agreement. Shareholder approval is not being sought for the New Sub-Advisory Agreements.  Absolute and the Trust have obtained an exemptive order (“Exemptive Order”) from the U.S. Securities and Exchange Commission that permits Absolute, subject to the approval of the Board, to hire, terminate and replace sub-advisers without obtaining shareholder approval.  Accordingly, Absolute and the Trust will rely on this Exemptive Order to effectuate the New Sub-Advisory Agreements.

Additional information regarding the New Agreement is expected to be provided in connection with the solicitation of Fund shareholder approval of the New Agreement, including a proxy statement to be sent to shareholders of the Fund, as of a specified record date.

As a result of the changes described above, the Prospectus is supplemented as follows:

1.	The section entitled “The Adviser and Subadviser” on page 20 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadviser

Effective July 1, 2020 (“Effective Date”), Absolute was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”) entered into between the Trust, on behalf of the Fund, and the Adviser. The Interim Agreement will remain in effect for no more than 150 days from the Effective Date, or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

The Adviser is located at 4 North Street, Suite 2, Hingham, Massachusetts, 02043. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund. As of March 31, 2020, the Adviser had approximately $283.6 million of assets under management.

With respect to the Fund, the Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5 under the Commodity Exchange Act and is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee from the Fund at an annual rate equal to 1.20% of the Fund’s average annual daily net assets under the terms of the Interim Agreement and would be paid at an annual rate equal to 1.20% of the Fund’s average annual daily net assets under the New Agreement, if approved by the shareholders. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Interim Agreement or New Agreement.  The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.40% on assets up to $250 million through August 1, 2021 (the “Expense Cap”). In addition, pursuant to the terms of the Expense Cap, the Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.20% once the Fund reaches $250 million in assets under management.

The Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply. The Adviser waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.

A discussion summarizing the basis on which the Board approved the Interim Agreement and New Agreement will be included in the Fund’s semi-annual report for the period ending September 30, 2020, once available.

Subject to the general oversight of the Board, Absolute delegates the day-to-day management of the Fund to Mohican Financial Management, LLC, 21 River Road, Suite 2100, Wilton, CT 06897. Absolute retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

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For more information, please contact a Fund customer service representative at (888) 992-2765 or (888) 99-ABSOLUTE (Toll Free).

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE CONVERTIBLE ARBITRAGE FUND (the “Fund”)

Supplement dated June 26, 2020 to the Statement of Additional Information (“SAI”)
dated August 1, 2019, as supplemented

In March 2020, Absolute Investment Advisers LLC (“Absolute”), the investment adviser to the Fund, advised the Board of Trustees (“Board”) of Forum Funds (“Trust”) that Absolute was considering redeeming the interests of two of its managing members who were no longer engaged in the day-to-day operation of Absolute (the “Transaction”) and that such Transaction, upon its completion, was expected to result in a change in control of Absolute which, as a result, would cause the assignment and automatic termination of the current investment advisory agreement between the Trust and Absolute.

In anticipation of the change in control of Absolute, and to provide for continuity of management, on June 23, 2020, the Board approved the termination of the current advisory agreement, effective immediately prior to the closing of the Transaction (“Effective Date”), and appointed Absolute as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust and Absolute (the “Interim Agreement”).  The Interim Agreement will remain in effect until the earlier of (i) 150 days from the Effective Date, and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

At its meeting on June 23, 2020, the Board also approved a new investment advisory agreement between the Trust and Absolute (the “New Agreement”) and determined to submit the New Agreement to the Fund’s shareholders for their approval. The New Agreement will replace the Interim Agreement if the shareholders approve the New Agreement at the special meeting of shareholders scheduled to take place on or about September 25, 2020.

Recognizing that the current investment subadvisory agreement between Absolute and Mohican Financial Management, LLC (“Mohican”), the Fund’s sub-adviser, terminated concurrent with the termination of the current investment advisory agreement, the Board also took steps to ensure that Mohican could continue to serve as a sub-adviser with respect to the Fund during the terms of the Interim Agreement and New Agreement. More specifically, the Board approved interim and new investment sub-advisory agreements (“New Sub-Advisory Agreements”) between Absolute and Mohican with respect to the Fund.  The terms of the New Sub-Advisory Agreements are substantially the same as those of the current subadvisory agreement.  Furthermore, the sub-advisory fee rate payable by Absolute to Mohican under the New Sub-Advisory Agreements is the same as the rate paid by Absolute to Mohican under the current subadvisory agreement. Shareholder approval is not being sought for the New Sub-Advisory Agreements.  Absolute and the Trust have obtained an exemptive order (“Exemptive Order”) from the U.S. Securities and Exchange Commission that permits Absolute, subject to the approval of the Board, to hire, terminate and replace sub-advisers without obtaining shareholder approval.  Accordingly, Absolute and the Trust will rely on this Exemptive Order to effectuate the New Sub-Advisory Agreements.

Additional information regarding the New Agreement is expected to be provided in connection with the solicitation of Fund shareholder approval of the New Agreement, including a proxy statement to be sent to shareholders of the Fund, as of a specified record date.

As a result of the changes described above, the SAI is supplemented as follows:

1.
In the “Board of Trustees, Management, and Service Providers” section of the SAI, in the sub-section entitled “F. Investment Adviser,” the paragraphs entitled “Services of Adviser,” and “Advisory Agreement” beginning on page 25 are hereby deleted in their entirety and replaced with the following:

Services of Adviser. Effective July 1, 2020 (“Effective Date”), Absolute was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”) entered into between the Trust, on behalf of the Fund, and the Adviser. The Interim Agreement will remain in effect for no more than 150 days from the Effective Date or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

Under the Interim Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

…

Advisory Agreement. Effective July 1, 2020 (“Effective Date”), the Board appointed the Adviser to serve as the interim investment adviser to the Fund and commence management of the Fund pursuant to the Interim Agreement. The Interim Agreement will remain in effect for no more than 150 days from the Effective Date or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

The Interim Agreement is terminable, without penalty, on 60 days’ written notice by the Board or by a vote of a majority of the voting securities of the Fund, or by the Adviser on 60 days’ written notice to the Trust. The Interim Agreement terminates immediately in the event of its assignment. Under the Interim Agreement, the Adviser is not liable for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under the Interim Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under the Interim Agreement.

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For more information, please contact a Fund customer service representative at (888) 992-2765 or (888) 99-ABSOLUTE (Toll Free).

PLEASE RETAIN FOR FUTURE REFERENCE.